Property and equipment, net	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Property and equipment, net
Property and equipment, net

	As of December 31,
(in thousands)	2017	2018
Building and leasehold improvements	€3,985	€120,738
Capitalized software and software development costs	13,287	16,123
Computer equipment	13,387	15,231
Furniture and fixtures	3,620	6,285
Office equipment	786	2,167
Subtotal	35,065	160,544
Less: accumulated depreciation	17,695	25,697
Construction in process	97,101	27,154
Property and equipment, net	€114,471	€162,001

In June 2018, we moved into our new headquarters in Düsseldorf, Germany and started depreciation of capitalized costs incurred related to the construction cost and normal tenant improvements to property and equipment. See Note 2 - Significant accounting policies, Leases, for further information. As of December 31, 2017 and 2018, our building and leasehold improvement costs, net of accumulated depreciation, were €2.7 million and €118.3 million, respectively. As of December 31, 2017, €92.3 million in building related construction cost were included in construction in progress.
We establish assets and liabilities for the present value of estimated future costs to return our new headquarters and certain of our leased facilities to their original condition under the authoritative accounting guidance for asset retirement obligations. Such assets are depreciated over the useful live of the underlying asset or the lease period and the recorded liabilities are accreted to the future value of the estimated restoration costs. As of December 31, 2017 and 2018, an asset retirement obligation asset and liability of €1.0 million and €0.6 million, respectively, is included within building and leasehold improvements, gross of accumulated depreciation of €0.3 million and €0.04 million, respectively, for the cost to decommission the physical space of our new headquarters and our leased facilities. We have certain operating lease agreements that require us to decommission physical space for which we have not yet recorded an asset retirement obligation. Due to the uncertainty of specific decommissioning obligations, timing and related costs, we cannot reasonably estimate an asset retirement obligation for these properties and we have not recorded a liability at this time for such properties.
As of December 31, 2017 and 2018, our internally developed capitalized software and acquired software development costs, net of accumulated amortization, were €9.0 million in both periods.
As of December 31, 2017 and 2018, our computer equipment costs, net of accumulated amortization, were €6.6 million and €4.8 million, respectively.
In 2018, we recorded an impairment of €1.5 million related to internally developed capitalized software and acquired software development costs, which was a result of software previously under development that was discontinued during the period and will not be placed into service. We recognized the loss on impairment within our operating expenses on our consolidated statements of operations.